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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
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                                  FORM 8-K/A

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
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                      MARCH 27, 1997 (FEBRUARY 13, 1996)

              (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))



                              HFS INCORPORATED

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

            DELAWARE                       1-11402              22-3059335
  (State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)


          6 SYLVAN WAY
     PARSIPPANY, NEW JERSEY                                        07054
(Address of principal executive)                                (Zip Code)

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                                (201) 428-9700
             (Registrant's telephone number, including area code)

                                     NONE
     (Former name, former address and former fiscal year, if applicable)
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ITEM 5. OTHER EVENTS

        This Current Report on Form 8-K/A amends the Current Report on Form 8-K of HFS Incorporated (the "Registrant") dated February 16, 1996 for purposes of amending certain financial statements of acquired companies.

ITEM 7. EXHIBITS

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

   EXHIBIT
     NO.                              DESCRIPTION
-----------  -----------------------------------------------------------------
    23.2     Consent of Woolard, Krajnik & Company

    23.4     Consent of White, Nelson, & Co., LLP

    23.6     Consent of Tony H. Davidson, CPA

    99.2 The audited financial statements, as amended and restated, of Century 21 of Eastern Pennsylvania, Inc. (an "S" corporation) as of April 30, 1995 and 1994 and the related statements of operations, retained earnings and cash flows for the years then ended.

    99.4 The audited consolidated financial statements, as amended and restated, of Century 21 Region V (Pacific Northwest and Southern California) as of July 31, 1995 and the related statement of operations, retained earnings and cash flows for the year then ended.
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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HFS INCORPORATED

                                          By: /s/ Michael P. Monaco
                                          -----------------------------------
                                              Michael P. Monaco
                                              Vice Chairman
                                              and Chief Financial Officer

Date: March 26, 1997


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                     HOSPITALITY FRANCHISE SYSTEMS, INC.
                          CURRENT REPORT ON FORM 8-K
               REPORT DATED MARCH 27, 1997 (FEBRUARY 13, 1996)

                                EXHIBIT INDEX

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

   EXHIBIT
     NO.                        DESCRIPTION                       PAGE NO.
-----------  ------------------------------------------------  ------------
    23.2     Consent of Woolard, Krajnik & Company

    23.4     Consent of White, Nelson, & Co., LLP

    23.6     Consent of Tony H. Davidson, CPA

    99.2 The audited financial statements of Century 21 of Eastern Pennsylvania, Inc. (an "S" corporation) as of April 30, 1995 and 1994 and the related statements of operations, retained earnings and cash flows for the years then ended.

    99.4 The audited consolidated financial statements of Century 21 Region V (Pacific Northwest and
             Southern California) as of July 31, 1995 and the related statement of operations, retained earnings and cash flows for the year then ended.

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